Earnings Per Share	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Earnings Per Share	Earnings Per Share
On July 21, 2021, we completed the Transactions pursuant to the Transaction Agreement which materially impacted the number of shares outstanding. We analyzed the calculation of earnings per share for periods prior to the Transactions, and determined that it resulted in values that would not be meaningful to the users of the consolidated financial statements, as our capital structure completely changed as a result of the Transactions. Therefore, earnings per share information has not been presented for periods prior to the Transactions.
Net income (loss) for the year ended December 31, 2021 was attributed to the pre-Transaction period from January 1, 2021 through July 21, 2021 and to the post-Transaction period from July 22, 2021 through December 31, 2021. During the pre-Transaction period, net income (loss) was attributable to consolidated MarketWise, LLC and its respective noncontrolling interests. During the post-Transaction period, net income was attributable to consolidated MarketWise, Inc. and its respective noncontrolling interests. Immediately following the Transactions, MarketWise, Inc.’s controlling interest in MarketWise, LLC was 7.9% and its noncontrolling interest was 92.1%. For the post-Transaction period, net income attributable to controlling interests included a $15,689 gain on warrant liabilities and a $2,358 tax provision, both of which are 100% attributable to the controlling interest.
Weighted average shares outstanding in the table below have not been retroactively restated to give effect to the reverse recapitalization for periods prior to the date of the Transactions. See Note 1 – Description of Organization and Reverse Recapitalization with Ascendant Digital Acquisition Corp. for more information regarding the Transactions. Class B Common Stock is not a participating security, therefore it is not included in the earnings per share calculation.
The following table sets forth the computation of basic and diluted earnings per share for the period from July 22, 2021 through December 31, 2021:

Numerator:
Net income for the period from July 22, 2021 through December 31, 2021	$78,728
Less: Net income attributable to noncontrolling interests for the period from July 22, 2021 through December 31, 2021	60,476
Net income for the period from July 22, 2021 through December 31, 2021 attributable to common shareholders, basic and dilutive	$18,252

Denominator:
Weighted average shares outstanding, basic and diluted (in thousands)	25,035

Net income per share attributable to common shares, basic and diluted	$0.73
The Company’s potentially dilutive securities and their impact on the computation of earnings per share is as follows:
•Public and Private Placement Warrants: the public and Private Placement Warrants are "out of the money" for the period from July 22, 2021 through December 31, 2021, therefore, net income per share excludes any impact of the 20,699,993 public warrants and 10,280,000 Private Placement Warrants.
•Sponsor and MarketWise Management Member Earnout shares: the 3,051,000 Sponsor Earn Out shares held in escrow are excluded from the earnings per share computation since the earnout contingency has not been met. The 2,000,000 MarketWise Management Member Earn Out shares (as defined and discussed in the Original Report) are excluded from the earnings per share computation since the earnout contingency has not been met.
•Restricted stock units and stock appreciation rights: The earnings per share calculation excludes the impact of RSUs and SARs since the impact would be antidilutive.